Exhibit 10.4

                       FINANCIAL GUARANTY INSURANCE POLICY

OBLIGATIONS:     City Capital Home Loan Trust 1998-4       POLICY NUMBER:  28860
                 Asset-Backed Notes, Series 1998-4
                 $168,173,000 Class A 7.04% Notes


         MBIA Insurance Corporation (the "Note Insurer"), in consideration of the payment of the premium and subject to the terms of this Financial Guaranty Insurance Policy (this "Policy"), hereby unconditionally and irrevocably guarantees to any Noteholder that an amount equal to each full and complete Insured Payment will be received by Norwest Bank Minnesota, National Association, or its successor, as indenture trustee for the Noteholders (the "Indenture Trustee"), on behalf of the Noteholders from the Note Insurer, for distribution by the Indenture Trustee to each Noteholder of each Noteholder's proportionate share of the Insured Payment. The Note Insurer's obligations hereunder with respect to a particular Insured Payment shall be discharged to the extent funds equal to the applicable Insured Payment are received by the Indenture Trustee, whether or not such funds are properly applied by the Indenture Trustee. Insured Payments shall be made only at the time set forth in this Policy and no accelerated Insured Payments shall be made regardless of any acceleration of the Obligations, unless such acceleration is at the sole option of the Note Insurer.

         Notwithstanding the foregoing paragraph, this Policy does not cover shortfalls, if any, attributable to the liability of the Trust or the Indenture Trustee for withholding taxes, if any (including interest and penalties in respect of any such liability).

         The Note Insurer will pay any Insured Payment that is a Preference Amount on the Business Day following receipt on a Business Day by the Fiscal Agent (as described below) of (i) a certified copy of the order requiring the return of a preference payment, (ii) an opinion of counsel satisfactory to the
Note Insurer that such order is final and not subject to appeal, (iii) an assignment in such form as is reasonably required by the Note Insurer, irrevocably assigning to the Note Insurer all rights and claims of the Noteholder relating to or arising under the Obligations against the debtor which made such preference payment or otherwise with respect to such preference payment and (iv) appropriate instruments to effect the appointment of the Note Insurer as agent for such Noteholder in any legal proceeding related to such preference payment, such instruments being in a form satisfactory to the Note Insurer, provided that if such documents are received after 12:00 noon New York City time on such Business Day, they will be deemed to be received on the following Business Day. Such payments shall be disbursed to the receiver or trustee in bankruptcy named in the final order of the court exercising jurisdiction on behalf of the Noteholder and not to any Noteholder directly unless such Noteholder has returned principal or interest paid on the Obligations to such receiver or trustee in bankruptcy, in which case such payment shall be disbursed to such Noteholder.

         The Note Insurer will pay any other amount payable hereunder no later than 12:00 noon New York City time on the later of the Payment Date on which the related Deficiency Amount is due or the third Business Day following receipt in New York, New York, on a Business Day by State Street Bank and Trust Company, N.A., as Fiscal Agent for the Note Insurer or any successor fiscal agent appointed by the Note Insurer (the "Fiscal Agent") of a Notice (as described below); provided that if such Notice is received after 12:00 noon New York City time on such Business Day, it will be deemed to be received on the following Business Day. If any such Notice received by the Fiscal Agent is not in proper form or is otherwise insufficient for the purpose of making claim hereunder, it shall be deemed not to have been received by the Fiscal Agent for purposes of this paragraph, and the Note Insurer or the Fiscal Agent, as the case may be, shall promptly so advise the Indenture Trustee and the Indenture Trustee may submit an amended Notice.

         Insured Payments due hereunder, unless otherwise stated herein, will be disbursed by the Fiscal Agent to the Indenture Trustee on behalf of the Noteholders by wire transfer of immediately available funds in the amount of the Insured Payment less, in respect of Insured Payments related to Preference Amounts, any amount held by the Indenture Trustee for the payment of such Insured Payment and legally available therefor.

         The Fiscal Agent is the agent of the Note Insurer only and the Fiscal Agent shall in no event be liable to Noteholders for any acts of the Fiscal Agent or any failure of the note Insurer to deposit or cause to be deposited, sufficient funds to make payments due under this Policy.

         The Fiscal Agent is the agent of the Note Insurer only and the Fiscal Agent shall in no event be liable to Noteholders for any acts of the Fiscal Agent or any failure of the Note Insurer to deposit or cause to be deposited, sufficient funds to make payments due under this Policy.

         Subject to the terms of the Agreement, the Note Insurer shall be subrogated to the rights of each Noteholder to receive payments under the Obligations to the extent of any payment by the Note Insurer under this Policy.

         As used herein, the following terms shall have the following meanings:

         "Agreement" means the Indenture dated as of November 1, 1998 between the Trust and Norwest Bank Minnesota, National Association, as the Indenture Trustee, Note Administrator and Custodian, without regard to any amendment or supplement thereto, unless the Note Insurer shall have consented in writing thereto.

         "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in New York City, or in the city in which the Corporate Trust Office of the Indenture Trustee is located are authorized or obligated by law or executive order to close.

         "Deficiency Amount" means, with respect to any Payment Date, the sum of
(i) the Note Interest for such Payment Date minus Available Funds and (ii) the then existing Overcollateralization Deficit, if any, after the application of Available Funds to reduce the Note Balance on such Payment Date.

         "Insured Payment" means (i) as of any Payment Date, the Deficiency Amount and (ii) any Preference Amount due and then owing hereunder.

         "Noteholder" means each Noteholder (as defined in the Agreement) (other than the Seller or the Servicer) who, on the applicable Payment Date, is entitled under the terms of the applicable Obligations to payment thereunder.

         "Notice" means the telephonic or telegraphic notice, promptly confirmed in writing by fax substantially in the form of Exhibit A attached hereto, the original of which is subsequently delivered by registered or certified mail, from the Indenture Trustee specifying the Insured Payment which shall be due and owing on the applicable Payment Date.

         "Preference Amount" means any amount previously distributed to a Noteholder on the Obligations that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time, in accordance with a final nonappealable order of a court having competent jurisdiction.

         Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Agreement as of the date of execution of this Policy, without giving effect to any subsequent amendment to or modification of the Agreement unless such amendment or modification has been approved in writing by the Note Insurer.

         Any notice hereunder or service of process on the Fiscal Agent may be made at the address listed below for the Fiscal Agent or such other address as the Note Insurer shall specify in writing to the Indenture Trustee.

         The notice address of the Fiscal Agent is 15th Floor, 61 Broadway, New York, New York, 10006, Attention: Municipal Registrar and Paying Agency, or such other address as the Fiscal Agent shall specify to the Indenture Trustee in writing.

         This Policy is being issued under and pursuant to, and shall be construed under, the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

         The   insurance   provided  by  this  Policy  is  not  covered  by  the
Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law.

         This Policy is not cancelable for any reason. The premium on this Policy is not refundable for any reason including payment, or provision being made for payment, prior to maturity of the Obligations.

         IN WITNESS WHEREOF, the Note Insurer has caused this Policy to be executed and attested this 30th day of November, 1998.

                                            MBIA Insurance Corporation

                                            /s/ Richard Weill
                                            ---------------------------
                                            President

                                            /s/
                                            ---------------------------
                                            Assistant Secretary

                                    EXHIBIT A

                        TO NOTE GUARANTY INSURANCE POLICY
                                  NUMBER: 28860

                           NOTICE UNDER NOTE GUARANTY
                         INSURANCE POLICY NUMBER: 28860

State Street Bank and Trust Company, N.A., as Fiscal Agent
  for MBIA Insurance Corporation
61 Broadway, 15th Floor
New York, NY  10006
Attention:  Municipal Registrar and
                  Paying Agency

MBIA Insurance Corporation
113 King Street
Armonk, NY  10504

         The undersigned, a duly authorized officer of Norwest Bank Minnesota, National Association, as indenture trustee (the "Indenture Trustee"), hereby certifies to State Street Bank and Trust Company, N.A. (the "Fiscal Agent") and MBIA Insurance Corporation (the "Note Insurer"), with reference to Financial Guaranty Insurance Policy Number: 28860 (the "Policy") issued by the Note Insurer in respect of City Capital Home Loan Trust 1998-4 Asset-Backed Notes, Series 1998-4, $168,173,000 Class A 7.04% Notes.

     (i) the Indenture Trustee is the indenture trustee under the Indenture dated as of November 1, 1998, between City Capital Home Loan Trust 1998-4, and Norwest Bank Minnesota, National Association, as the Indenture Trustee as the Note Administrator and as Custodian;

     (ii) the Note Interest due under clause (i) of the definition of Deficiency Amount for the Payment Date occurring on (the "Applicable Payment Date") is $________ (the "Note Interest");

     (iii) the amount of the Available Funds for the Applicable Payment Date is $_________ (the "Available Funds");

     (iv) the excess, if any, of the Note Interest in clause (ii) over the Available Funds in clause (iii) is $__________;

     (v) the excess,  if any, of the  Available  Funds in clause  (iii) over the
     Note Interest in clause (ii) is $__________;

     (vi) the amount of the then existing Overcollateralization Deficit before the application of Available Funds on the Applicable Payment Date under clause (ii) of the definition of Deficiency Amount is $_________; (the "Overcollateralization Deficit);

     (vii) the excess, if any, of the Overcollateralization Deficit as reported in clause (vi) over the amount in clause (v) is $_________;

     (viii) the sum of the amount in clause (iv) and the amount in clause (vii) is $__________ (the "Deficiency Amount");

     (ix) the amount of previously distributed payments on the Obligations that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the Bankruptcy Code in accordance with a final nonappealable order of a court having competent jurisdiction is $________ (the "Preference Amount");

     (x) the total Insured Payment due is $_________, which amount equals the sum of the Deficiency Amount and the Preference Amount;

     (xi) the Indenture Trustee is making a claim under and pursuant to the terms of the Policy for the dollar amount of the insured Payment set forth in (viii) above to be applied to the payment of the Deficiency Amount for the Applicable Payment Date in accordance with the Agreement and for the dollar amount of the Insured Payment set forth in (ix) above to be applied to the payment of any Preference Amount; and

     (xii) the Indenture Trustee directs that payment of the Insured Payment be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the Policy:
     [INDENTURE TRUSTEE'S ACCOUNT NUMBER].

         Any capitalized term used in this Notice and not otherwise defined herein shall have the meaning assigned thereto in the Policy.

         Any Person Who Knowingly And With Intent To Defraud Any Insurance Company Or Other Person Files An Application For Insurance Or Statement Of Claim Containing Any Materially False Information, Or Conceals For The Purpose Of Misleading, Information Concerning Any Fact Material Thereto, Commits A Fraudulent Insurance Act, Which Is A Crime, And Shall Also Be Subject To A Civil Penalty Not To Exceed Five Thousand Dollars And The Stated Value Of The Claim For Each Such Violation.

         IN WITNESS  WHEREOF,  the Indenture  Trustee has executed and delivered
this Notice under the Policy as of the     day of              ,      .

                                            [NAME OF INDENTURE TRUSTEE], as
                                            Indenture Trustee


                                            By__________________________________

                                            Title
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